UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 9, 2008

DEERFIELD CAPITAL CORP.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-32551	20-2008622
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6250 North River Road, Rosemont, Illinois		60018
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(773) 380-1600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2008, Deerfield Capital Management LLC ("DCM"), an indirect wholly-owned subsidiary of Deerfield Capital Corp., entered into an employment agreement (the "Employment Agreement") with Frank Straub, naming him Chief Financial Officer of DCM. The initial term of the Employment Agreement began on May 9, 2008 and ends on May 9, 2009, unless terminated earlier pursuant to its terms.

Mr. Straub, 34, joined DCM in 2005. He served as DCM’s Chief Accounting Officer from June 2007 to May 2008 and Manager of Financial Reporting from August 2005 to June 2007. Prior to joining DCM, Mr. Straub was the Manager of Financial Reporting for Archipelago Exchange LLC from August 2004 to August 2005 and Vice-President of Finance and Accounting for Z-Tel Technologies, Inc. from May 2003 to July 2004. Prior to that, Mr. Straub was Director of Financial Reporting for Z-Tel Technologies, Inc. and a Senior Associate at PricewaterhouseCoopers LLP. Mr. Straub received his B.B.A. in accounting and pre-law from Ohio University. Mr. Straub is a certified public accountant.

The Employment Agreement provides for an annual base salary of no less than $350,000 and a guaranteed bonus of no less than $150,000. Mr. Straub’s guaranteed bonus may be paid through equity grants consistent with company policy. In addition, Mr. Straub is entitled to a retention bonus of $200,000 if he is employed by DCM through May 9, 2009.

If Mr. Straub’s employment is terminated by DCM without "Cause" or by Mr. Straub for "Good Reason" (both as defined in the Employment Agreement), he will be entitled to receive (i) his base salary through May 9, 2009, (ii) his guaranteed bonus, which shall be paid on or before March 31, 2009 (with any equity-based compensation vesting immediately upon his termination) and (iii) his retention bonus, which shall be paid entirely in cash within 10 days after his termination.

Pursuant to the terms of the Employment Agreement, Mr. Straub is subject to a number of restrictive covenants, including provisions relating to non-solicitation, competition and confidentiality.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Employment Agreement, dated May 9, 2008, between Deerfield Capital Management LLC and Frank Straub.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEERFIELD CAPITAL CORP.

May 14, 2008	By:	/s/ Frederick L. White

Name: Frederick L. White
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement, dated May 9, 2008, between Deerfield Capital Management LLC and Frank Straub.